THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                        Supplement Dated August 4, 1997
                                       to
                            EQUI-VEST(R) PROSPECTUS
                               Dated May 1, 1997

             For Employees of Employers Associated with Realty One


This Supplement modifies certain information contained in the prospectus dated May 1, 1997 ("Prospectus") as it relates to certain series 200 Trusteed Contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). The Series 200 Trusteed Contracts, modified as described below (the "Modified Trusteed Contracts"), are offered to employees of employers associated with Realty One, a real estate brokerage firm, on the basis described in the Prospectus, except that the Contingent Withdrawal Charge applicable to the Modified Trusteed Contracts will be waived for all plan assets invested under such Contracts, except for any withdrawal of plan assets which were invested in the Guaranteed Interest Account less than 120 days prior to such withdrawal. Except as modified above, the discussion under "Contingent Withdrawal Charge" with respect to Trusteed Contracts beginning at page 58 of the Propsectus is applicable to the Modified Trusteed Contracts.

The Annual Administrative Charge is waived. The discussion under "Annual Administrative Charge" on page 58 of the Prospectus is, therefore, inapplicable.